                                                                   EXHIBIT 10.21

LIBOR SUPPLEMENT TO AGREEMENT


     This LIBOR Supplement to Agreement (the "Supplement") is a supplement to the Loan Agreement (the "Agreement") dated as of September 23, 1996, between SILICON VALLEY BANK ("Bank") and ULTRADATA CORPORATION ("Borrower"), and forms a part of and is incorporated into the Agreement. Except as otherwise defined in this Supplement, capitalized terms shall have the meanings assigned in the Agreement.

     1.   Definitions.
          -----------

     "Business Day" means a day of the year (a) that is not a Saturday, Sunday or other day on which banks in the State of California or the City of London are authorized or required to close and (b) on which dealings are carried on in the interbank market in which Bank customarily participates.

     "Interest Period" means (i) for each LIBOR Rate Advance, a period of approximately one, two or three months as the Borrower may elect and (ii) for each LIBOR Rate Equipment Advance, a period of approximately one month, provided
                                                                        --------
that the last day of an Interest Period for a LIBOR Rate Advance or LIBOR Rate Equipment Advance shall be determined in accordance with the practices of the LIBOR interbank market as from time to time in effect, provided, further, in all
                                                       --------  -------
cases such period shall expire not later than the applicable Maturity Date or Equipment Facility Maturity Date, as the case may be.

     "Interest Rate" shall mean as to: (a) Prime Rate Advances, a rate equal to the Prime Rate plus any margin as provided in Section 2.3(b) of the Agreement;
(b) LIBOR Rate Advances, a rate of 2.50% per annum in excess of the LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by the Borrower); and (c) LIBOR Rate Equipment Advances, a rate of 2.75% per annum in excess of the LIBOR Rate.

     "LIBOR Base Rate" means, for any Interest Period for a LIBOR Rate Advance or LIBOR Rate Equipment Advance, the rate of interest per annum determined by Bank to be the per annum rate of interest at which deposits in United States Dollars are offered to Bank in the London interbank market in which Bank customarily participates at 11:00 a.m. (local time in such interbank market) two
(2) Business Days before the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount approximately equal to the amount of such Advance or Equipment Advance.

     "LIBOR Rate" shall mean, for any Interest Period for a LIBOR Rate Advance or LIBOR Rate Equipment Advance, as the case may be, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) equal to (i) the LIBOR Base Rate for such Interest Period divided by (ii) 1 minus the Reserve Requirement for such Interest Period.

     "LIBOR Rate Advances" means any Advances made or a portion thereof on which interest is payable based on the LIBOR Rate in accordance with the terms hereof.

     "LIBOR Rate Equipment Advances" means any Equipment Advances made or a portion thereof on which interest is payable based on the LIBOR Rate in accordance with the terms hereof.

     "Prime Rate Advances" means any Advances or Equipment Advances made or a portion thereof on which interest is payable based on the Prime Rate in accordance with the terms hereof.

     "Regulatory Change" means, with respect to Bank, any change on or after the date of this Agreement in United States federal, state or foreign laws or regulations, including Regulation D, or the adoption or making on or after such date of any interpretations, directives or requests applying to a

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class of lenders including Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reserve Requirement" means, for any Interest Period, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D) by member banks of the Federal Reserve System. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by Bank by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in the definition of "LIBOR Base Rate" or (ii) any category of extensions of credit or other assets which include Advances or Equipment Advances.

     2.   Requests for Advances; Confirmation of Initial Advances.  Each LIBOR
          -------------------------------------------------------
Rate Advance and/or LIBOR Rate Equipment Advance, as the case may be, shall be made upon the irrevocable written request of Borrower received by Bank not later than 11:00 a.m. (Santa Clara, California time) on the Business Day three (3) Business Days prior to the date such Advance and/or Equipment Advance is to be made. Each such notice shall specify the date such Advance and/or Equipment Advance is to be made, which day shall be a Business Day; the amount of such Advance and/or Equipment Advance, the Interest Period for such Advance and/or Equipment Advance, and comply with such other requirements as Bank determines are reasonable or desirable in connection therewith.

     Each written request for a LIBOR Rate Advance or LIBOR Rate Equipment Advance shall be in the form of a LIBOR Rate Advance Form as set forth on Exhibit A, which shall be duly executed by a Responsible Officer.

     3.   Conversion/Continuation of Advances.
          -----------------------------------

          (a) Borrower may from time to time submit in writing a request that Prime Rate Advances be converted to LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be, or that any existing LIBOR Rate Advances or LIBOR Rate Equipment Advances continue for an additional Interest Period. Such request shall specify the amount of the Prime Rate Advances which will constitute LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be, (subject to the limits set forth below) and the Interest Period to be applicable to such LIBOR Rate Advances or LIBOR Rate Equipment Advances. Each written request for a conversion to a LIBOR Rate Advance or LIBOR Rate Equipment Advance or a continuation of a LIBOR Rate Advance or LIBOR Rate Equipment Advance shall be substantially in the form of a LIBOR Rate Conversion/Continuation Certificate as set forth on Exhibit B, which shall be duly executed by a Responsible Officer. Subject to the terms and conditions contained herein, three (3) Business Days after Bank's receipt of such a request from Borrower, such Prime Rate Advances shall be converted to LIBOR Rate Advances or LIBOR Rate Equipment Advances or such LIBOR Rate Advances, as the case may be, or LIBOR Rate Equipment Advances shall continue, as the case may be, provided that any conversion of Prime Rate Advances to LIBOR Rate Advances
    --------
or LIBOR Rate Equipment Advances shall only be made as of the last day of the applicable Interest Period, and, provided further, that:
                                 -------- -------

                 (i) no Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists;

                 (ii) no party hereto shall have sent any notice of termination of this Supplement or of the Agreement;

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

                 (iii) Borrower shall have complied with such customary procedures as Bank has established from time to time for Borrower's requests for LIBOR Rate Advances or LIBOR Rate Equipment Advances;

                 (iv) the amount of a LIBOR Rate Advance or LIBOR Rate Equipment Advances shall be $500,000 or such greater amount which is an integral multiple of $50,000; and

                 (v) Bank shall have determined that the Interest Period or LIBOR Rate is available to Bank which can be readily determined as of the date of the request for such LIBOR Rate Advance or LIBOR Rate Equipment Advances, as the case may be.

     Any request by Borrower to convert Prime Rate Advances to LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be, or continue any existing LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be, shall be irrevocable. Notwithstanding anything to the contrary contained herein, Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR Rate market to fund any LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be, but the provisions hereof shall be deemed to apply as if Bank had purchased such deposits to fund the LIBOR Rate Advances or LIBOR Rate Equipment Advances, as the case may be.

          (b) Any LIBOR Rate Advances or LIBOR Rate Equipment Advances shall automatically convert to Prime Rate Advances upon the last day of the applicable Interest Period, unless Bank has received and approved a complete and proper request to continue such LIBOR Rate Advance or LIBOR Rate Equipment Advance at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any LIBOR Rate Advances or LIBOR Rate Equipment Advances shall, at Bank's option, convert to Prime Rate Advances in the event that (i) an Event of Default, or event which with the notice or passage of time or both would constitute an Event of Default, shall exist, (ii) this Supplement or the Agreement shall terminate, or (iii) the aggregate principal amount of the Prime Rate Advances which have previously been converted to LIBOR Rate Advances and/or LIBOR Rate Equipment Advances, or the aggregate principal amount of existing LIBOR Rate Advances and/or LIBOR Rate Equipment Advances continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed the Committed Line. Borrower agrees to pay to Bank, upon demand by Bank (or Bank may, at its option, charge Borrower's deposit account) any amounts required to compensate Bank for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of LIBOR Rate Advances to Prime Rate Advances and/or LIBOR Rate Equipment Advances, as the case may be, pursuant to any of the foregoing.

          (c) On all Advances and Equipment Advances, interest shall be payable by Borrower to Bank monthly in arrears not later than the twenty-second (22nd) day of each calendar month at the applicable Interest Rate.

     4.   Additional Requirements/Provisions Regarding LIBOR Rate Advances; Etc.
          ----------------------------------------------------------------------

          (a) If for any reason (including voluntary or mandatory prepayment or acceleration), Bank receives all or part of the principal amount of a LIBOR Rate Advance or LIBOR Rate Equipment Advance prior to the last day of the Interest Period for such Advance or Equipment Advance, Borrower shall immediately notify Borrower's account officer at Bank and, on demand by Bank, pay Bank the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the interest which would have been recoverable by Bank by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be, for a period starting on the date on which it was so received and ending on the last day of such Interest Period at the interest rate
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

determined by Bank in its reasonable discretion. Bank's determination as to such amount shall be conclusive absent manifest error.

          (b) Borrower shall pay to Bank, upon demand by Bank, from time to time such amounts as Bank may determine to be necessary to compensate it for any costs incurred by Bank that Bank determines are attributable to its making or maintaining of any amount receivable by Bank hereunder in respect of any Advances or Equipment Advances relating thereto (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), in each case resulting from any Regulatory Change which:

                 (i) changes the basis of taxation of any amounts payable to Bank under this Supplement in respect of any Advances or Equipment Advances (other than changes which affect taxes measured by or imposed on the overall net income of Bank by the jurisdiction in which such Bank has its principal office); or

                 (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of Bank (including any Advances or Equipment Advances or any deposits referred to in the definition of "LIBOR Base Rate"); or

                 (iii) imposes any other condition affecting this Supplement (or any of such extensions of credit or liabilities).

Bank will notify Borrower of any event occurring after the date of the Agreement which will entitle Bank to compensation pursuant to this section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Bank will furnish Borrower with a statement setting forth the basis and amount of each request by Bank for compensation under this Section 4. Determinations and allocations by Bank for purposes of this Section 4 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances or Equipment Advances or of making or maintaining Advances or Equipment Advances or on amounts receivable by it in respect of Advances or Equipment Advances, and of the additional amounts required to compensate Bank in respect of any Additional Costs, shall be conclusive absent manifest error.

          (c) Borrower shall pay to Bank, upon the request of Bank, such amount or amounts as shall be sufficient (in the sole good faith opinion of such Bank) to compensate it for any loss, costs or expense incurred by it as a result of any failure by Borrower to borrow a LIBOR Rate Advance and/or LIBOR Rate Equipment Advance on the date for such borrowing specified in the relevant notice of borrowing hereunder.

          (d) If Bank shall determine that the adoption or implementation of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its applicable lending office) with any respect or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of Bank or any person or entity controlling Bank (a "Parent") as a consequence of its obligations hereunder to a level below that which Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by Bank to be material, then from time to time, within 15 days after demand by Bank, Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such reduction. A statement of Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error.

          (e) If at any time Bank, in its sole and absolute discretion, determines that: (i) the amount of the LIBOR Rate Advances and/or LIBOR Rate Equipment Advances for periods equal to the corresponding Interest Periods are not available to Bank in the offshore currency interbank markets, or (ii) the LIBOR Rate does not accurately reflect the cost to Bank of lending the LIBOR Rate Advance and/or LIBOR Rate Equipment Advance, then Bank shall promptly give notice thereof to Borrower, and upon the giving of such notice Bank's obligation to make the LIBOR Rate Advances and/or LIBOR Rate Equipment Advances, as the case may be, shall terminate, unless Bank and the Borrower agree in writing to a different interest rate, Advances or Equipment Advances shall terminate, unless Bank and the Borrower agree in writing to a different interest rate applicable to LIBOR Rate Advances and/or LIBOR Rate Equipment Advances, as the case may be. If it shall become unlawful for Bank to continue to fund or maintain any Advances or Equipment Advances, or to perform its obligations hereunder, upon demand by Bank, Borrower shall prepay the Advances or Equipment Advances in full with accrued interest thereon and all other amounts payable by Borrower hereunder (including, without limitation, any amount payable in connection with such prepayment pursuant to Section 4(a)).

     IN WITNESS WHEREOF, the undersigned have executed this LIBOR Supplement to Agreement as of the first date above written.


                                    ULTRADATA CORPORATION


                                    By:
                                        --------------------------

                                    Title:
                                          ------------------------


                                    SILICON VALLEY BANK


                                    By:
                                        --------------------------

                                    Title:
                                          ------------------------

                                   EXHIBIT A
                                   ---------

                            LIBOR RATE ADVANCE FORM


        The undersigned hereby certifies as follows:

        I,                       , am the duly elected and
          -----------------------
acting                          of ULTRADATA Corporation ("Borrower").
      --------------------------

          This certificate is delivered pursuant to Section 2 of that certain LIBOR Supplement to Agreement together with the Loan Agreement by and between Borrower and Silicon Valley Bank ("Bank") (the "Agreement"). The terms used in this Borrowing Certificate which are defined in the Agreement have the same meaning herein as ascribed to them therein.

        (1) Borrower hereby requests on               , 19    a LIBOR Rate
                                        --------------    ---
Advance (the "Advance") as follows:

        (a) The date on which the Advance is to be made is
                   , 19   .
-------------------    ---

        (b) The amount of the Advance is to be                ($        ), for
                                               --------------   --------
an Interest Period of one/two/three month(s).

        (2) Borrower hereby requests on               , 19    a LIBOR Rate
                                        -------------     ---
Equipment Advance (the "Equipment Advance") as follows:

        (a) The date on which the Equipment Advance is to be made is
               , 19   .
---------------    ---

        (b) The amount of the Equipment Advance is to be
                                                         -----------------
 ($          ), for an Interest Period of one month.

          All representations and warranties of Borrower stated in the Agreement are true, correct and complete in all material respects as of the date of this request for a loan; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

        IN WITNESS WHEREOF, this LIBOR Rate Advance Form is executed by the
undersigned as of this         day of              , 19   .
                       -------        -------------    ---
                                    ULTRADATA CORPORATION


                                    By:
                                        ------------------------------
                                    Title:
                                           ---------------------------

FOR INTERNAL BANK USE ONLY

 =========================================================================
   LIBOR Pricing Date   LIBOR Rate  LIBOR Rate Variance   Maturity Date

                                               %
                                        ------
==========================================================================

                                   EXHIBIT B
                                   ---------

                 LIBOR RATE CONVERSION/CONTINUATION CERTIFICATE

        The undersigned hereby certifies as follows:

        I,                            , am the duly elected and acting
           ---------------------------
                  of Ultradata Corporation ("Borrower").
-----------------
        This certificate is delivered pursuant to Section 2 of that certain LIBOR Supplement to Agreement together with the Loan Agreement by and between Borrower and Silicon Valley Bank ("Bank") (the "Agreement"). The terms used in this LIBOR Rate Conversion/Continuation Certificate which are defined in the Agreement have the same meaning herein as ascribed to them therein.

        Borrower hereby requests on               , 19    a LIBOR Rate Advance/
                                    --------------    ---
LIBOR Rate Equipment Advance (the "Advance") as follows:

        (a)      (i)    A rate conversion of an existing Prime Rate Advance from
            ---         a Prime Rate Advance to a LIBOR Rate Advance/LIBOR Rate
                        Equipment Advance; or

            ---  (ii)   A continuation of an existing LIBOR Rate Advance/LIBOR
                        Rate Equipment Advance as a LIBOR Rate Advance/LIBOR
                        Rate Equipment Advance;

                        [Check (i) or (ii) above]

        (b) The date on which the Advance is to be made is              , 19   .
                                                           -------------    ---
        (c) The amount of the Advance is to be             ($        ), for an
                                               ------------  --------
Interest Period of         month(s).
                   -------
        All representations and warranties of Borrower stated in the Agreement are true, correct and complete in all material respects as of the date of this request for a loan; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

     IN WITNESS WHEREOF, this LIBOR Rate Conversion/Continuation Certificate is
executed by the undersigned as of this        day of            , 19   .
                                       ------        -----------    ---

                                    ULTRADATA CORPORATION


                                    By:
                                       --------------------------------
                                    Title:
                                           ----------------------------

FOR INTERNAL BANK USE ONLY

===============================================================================
   LIBOR Pricing Date   LIBOR Rate  LIBOR Rate Variance   Maturity Date
                                              %
                                        ------
===============================================================================


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